UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 19, 2024

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1359 Broadway, Suite 801
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure under “Notification from Nasdaq” in Item 5.02 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Zentalis Appoints Diana Hausman, M.D., as Chief Medical Officer

On January 25, 2024, Zentalis Pharmaceuticals, Inc. (the “Company” or “Zentalis”) announced that Diana Hausman, M.D., a member of the Company’s Board of Directors (the “Board”), had succeeded Carrie Brownstein, M.D. as Chief Medical Officer of the Company, effective January 19, 2024 (the “Transition Date”).

On and effective as of the Transition Date, Dr. Brownstein stepped down for personal reasons. Dr. Brownstein will support the Company for a two-month transition period, during which she will advise the Company as a consultant. In connection with Dr. Brownstein’s separation from the Company, she entered into a Release Agreement with the Company on the Transition Date wherein the parties agreed to provide Dr. Brownstein with certain severance benefits in exchange for a general release of claims, including a lump sum payment equal to 10 months’ base salary plus her target bonus for 2023 plus her prorated target bonus for 2024, and 12 months of continued payment of COBRA premiums at the Company’s expense.

In connection with the Chief Medical Officer transition, on and effective as of the Transition Date, Dr. Hausman resigned from the Board, the Audit Committee of the Board (“Audit Committee”), and the Nominating and Corporate Governance Committee of the Board.

Notification from Nasdaq

On January 24, 2024, the Company received a notification from The Nasdaq Stock Market LLC (“Nasdaq”) regarding its non-compliance with Nasdaq Listing Rule 5605(c)(2) (“Rule 5605”), which requires, among other things, that the Audit Committee be comprised of a minimum of three independent directors. As disclosed above, Dr. Hausman ceased serving on the Audit Committee as of January 19, 2024, resulting in the non-compliance. In accordance with Nasdaq Listing Rule 5605(c)(4), the Company intends to appoint a third independent director to the Audit Committee, and thereby regain compliance with Rule 5605, within 180 days, or by July 17, 2024.

Item 7.01 Regulation FD Disclosure.

On January 25, 2024, Zentalis issued the press release furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on January 25, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: January 25, 2024	By:	/s/ Melissa Epperly
Melissa Epperly
Chief Financial Officer